MODIFICATION TO RESERVE ESCROW AGREEMENT
             ----------------------------------------


          THIS AGREEMENT made and entered into as of the first day of January, 1994, by and between NORMAN S. GELLER, THOMAS M. BENNETT, JEFFREY GLUSKIN and NEIL G. BLUM, BRIAN K. ELLISON and JULIA C. PARKS, as Trustees of 260 FRANKLIN STREET ASSOCIATES TRUST under a Declaration of Trust dated May 16, 1986, duly recorded with the Suffolk County Registry District of the Land Court as Document No.405198, as amended in accordance with the Certificate of Trustee as to Appointment of Additional Trustees and First Amendment to Declaration of Trust establishing 260 Franklin Street Associates Trust, dated September 12, 1986, duly recorded with Suffolk County Registry of Deeds as Instrument No. 374 of September 26, 1986 and filed with the Suffolk County Registry District of the Land Court as Document No. 411174 and as further amended by Certificate of Trustee as to removal of certain Trustees and appointment of Additional Trustees dated July 23, 1990, duly recorded with the Suffolk County Registry of Deeds in Book 16416, Page 342 and Document No. 467674, with appointment of six Trustees registered as Document No. 467675 through 467680, with the Suffolk County Registry District of the Land Court, as further amended in accordance with a Certificate of Trustee as to Removal of Certain Trustees and Appointment of Additional Trustees, dated May 20, 1992, duly recorded with Suffolk County Registry of Deeds as Document No. 487549, having a mailing address c/o JMB Realty Corporation, 900 North Michigan Avenue, Chicago, Illinois 60611 (hereinafter called "Borrower")' TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation having a mailing address of 730 Third Avenue, New York, New York 10017 ("Lender"); and The BOSTON MORTGAGE COMPANY, INC. a corporation, whose address is 25 Mall Road, Burlington, Massachussets 01803-0918 (hereinafter called "Escrow Agent").

                       W I T N E S S E T H:
                       --------------------


          WHEREAS, Borrower, Lender and Escrow Agent are parties to that certain Reserve Escrow Agreement dated January 1, 1991 which agreement was entered into as consideration for Lender agreeing to the terms of that certain Second Mortgage Modification and Consolidation Agreement of even date therewith recorded with the Suffolk County Registry of Deeds as Instrument No. 308 and filed with the Suffolk County Registry District of the Land Court as Document No. 482106;

          WHEREAS, Borrower has requested that Lender agree to modify the terms under which Available Cash flow is required to remain in the Reserve Account. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in either the Reserve Escrow Agreement or the Second Mortgage Modification and Consolidation Agreement; and

          WHEREAS, Lender is willing to accede to Borrower's request solely upon the terms set forth in this Agreement;

          NOW, THEREFORE, IN CONSIDERATION OF THE MORTGAGED PREMISES, the parties hereto do hereby covenant and agree as follows:

          1. Notwithstanding the requirement that Available Cash Flow be deposited quarterly under the Reserve Escrow Agreement, Available Cash flow shall be actually determined on a calendar year basis and to the extent Escrow Agent determines that the amount ("Excess Deposits") deposited quarterly as Available Cash Flow would not have been deposited if calculations under the Reserve Escrow Agreement had been made on an annual basis, Escrow Agent shall remit such Excess Deposit to Borrower. In making such determinations, the following provisions shall control:

                a. Only quarterly deposits made for a particular calendar year on account of Available Cash Flow shall be used for making such determination and in no event can money deposited in the Reserve Account for a preceding calendar year be used for determining any remittance due Borrower pursuant to this Agreement in a subsequent year.




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                b.   Escrow Agent shall determine whether there have
been any Excess Deposits based upon                 analyzing and
reconciling the certified quarterly statements submitted to Lender pursuant to Paragraph 9(a) of the Second
                     Mortgage Modification and Consolidation
                     Agreement.

                c. In the event that a quarterly statement submitted for a subsequent quarter shows that some of all of the Available Cash Flow deposited for the previous quarters of such calendar year would not have been deposited if calculations of Available Cash Flow had been determined for all such quarterly periods (e.g., for a nine month period instead of being determined quarterly), Escrow Agent shall remit the amount so determined to be such Excess Deposit to the Borrower following such determination.

                d.   To the extent any annual financial or
reconciliation statement or audit shall show that on an annual basis Borrower would not have been entitled to a refund (i.e., no Excess Deposit did in fact occur), Borrower shall within five (5) days of demand, redeposit into the Reserve Account the amount of any money paid Borrower by Escrow Agent as an Excess Deposit together with interest at the applicable fixed interest rate set forth in the Note and any failure to make such payment within five (5) days of demand shall constitute a default under the Second Mortgage Modification and Consolidation Agreement, at Lender's option, affording Lender with all rights and remedies as provided in the Second Mortgage Modification and Consolidation Agreement respecting Mortgagor defaults.




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          2.    Except as herein contained, all the provisions of the
Reserve Escrow Agreement and Second Mortgage Modification and Consolidation Agreement shall continue to remain unchanged and in full force and effect and Borrower, Lender and Escrow Agent hereby ratify and reaffirm all of such provisions, agree to comply with each and everyone of such provisions, and Borrower confirms that it has no defense or offset to its liability to pay the Consolidated Indebtedness with fixed and residual interest and the yield maintenance amount due Lender in accordance with the terms of the Second Mortgage Modification and Consolidation Agreement.

          3. Borrower represents and warrants that it has full power and authority to execute this Agreement for the uses and purposes herein contained.

          4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          The party or parties executing this Agreement for and on behalf of Borrower are doing so in their capacity of Trustee and not as individuals. As such, any liability for breaching any of the Borrower's obligations hereunder shall be limited to the Premises, trust assets and, the moneys deposited in escrow under this Agreement.

          Without limitation on the foregoing, but in addition thereto, neither Borrower nor any Trustee, advisor or any other entity shall be personally liable in any manner or to any extent under or in connection with this Agreement or any other agreement or instrument entered into in connection herewith; provided, however, that the foregoing shall not affect or impair any obligations under a certain Indemnity and Payment Agreement of even date herewith given by Carlyle Real Estate Limited Partnership-XV and Carlyle Real Estate Limited Partnership-XVI to Lender.








                                 4
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



- ------------------------       ------------------------------
Witness not personally but solely as Trustee of 260 Franklin Street Associates Trust as aforesaid for self and co-trustees

                               TEACHERS INSURANCE AND ANNUITY
                                    ASSOCIATION OF AMERICA

                               By:
- -----------------------        -------------------------



                               THE BOSTON MORTGAGE COMPANY, INC



ATTEST:

                               By:
- -----------------------        -------------------------
Name:                          Name:  Harold C. McKenna
Title:                              Title:  Chairman
[SEAL]


ATTACHED TO AND FORMING PART OF THAT CERTAIN MODIFICATION TO RESERVE ESCROW AGREEMENT DATED AS OF JANUARY 1, 1994.













                                 5
          The undersigned, as parties to that certain Indemnity and Payment Agreement dated January 1, 1991, hereby consent to the execution by the Borrower of this Modification to Reserve Escrow Agreement and do hereby covenant and agree that their respective obligations under such Indemnity and Payment Agreement are and will be unaffected by Borrower's execution of this Agreement and that such Indemnity and Payment Agreement will cover Borrower's obligations hereunder.

CARLYLE REAL ESTATE LIMITED    CARLYLE REAL ESTATE LIMITED
PARTNERSHIP-XV                       PARTNERSHIP-XVI,
an Illinois Limited                   an Illinois Limited
  Partnership                           Partnership

By its sole Managing           By its sole Managing
  General Partner                General Partner

JMB Realty Corporation, a      JMB Realty Corporation,
Delaware Corporation            a Delaware Corporation


By:                                 By:
     ---------------------          -------------------




(Corporate Seal)               (Corporate Seal)



















                                 6

                          ACKNOWLEDGMENT
                           -------------


STATE OF NEW YORK    )
                     )    SS:
COUNTY OF NEW YORK   )                                   , 1995


          On this     day of            , 1995, before me appeared

                    to me personally known,
        ----------------------------,
who, being by me dully sworn, did say that she is the

         of Teachers Insurance and Annuity
- ---------------------
Association of America and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority
of its Board of Trustees, and said                         acknowledged
said instrument to be the free
- -------------------
act and deed of said corporation,



                                    -----------------------
                                    Notary Public

                                    My commission expires:















                                 7

                          ACKNOWLEDGEMENT
                          ---------------


STATE OF ILLINOIS    )
                     )    SS:
COUNTY OF COOK )


          On this         day of Janaury, 1995
                  -------

          Then personally appeared the above named

         and acknowledged the foregoing as       free -------------------
- ----
act and deed, before me,



                                    ---------------------
                                    Notary Public

                                    My commission expires:























                                 8

                          ACKNOWLEDGEMENT
                          --------------


STATE OF ILLINOIS    )
                     )    SS:
COUNTY OF COOK )                                    , 1995


          On this      day of                      , 1995, before me
appeared                            to me personally
                   -------------------------,
known, who, being by me dull sworn, did say that they are the of JMB Realty Corporation, the managing
- ---------------------,
general partner of Carlyle Real Estate Limited Partnership XV and Carlyle Real Estate Limited Partnership XVI (collectively the "Limited Partnerships") and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation and Limited Partnerships by authority
of its Board of Directors, and said                      acknowledged said
                                   --------------------
instrument to be the free act and deed of said corporation and Limited Partnerships.



                                    ----------------------
                                    Notary Public

                                    My commission expires:














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